EMPLOYMENT AGREEMENT
                              --------------------


      THIS AGREEMENT entered into this 31st day of December, 1997 ("Effective Date"), by and between First Coastal Bank (the "Bank") and John A.B. Davies, Jr. (the "Employee").

      WHEREAS, the Employee has heretofore been employed by the Bank as President and Chief Executive Officer and is experienced in all phases of the business of the Bank; and

      WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

      NOW, THEREFORE, it is AGREED as follows:

      1. Employment. The Employee is employed in the capacity as the President and Chief Executive Officer of the Bank. The Employee shall render such administrative and management services to the Bank and Virginia Beach Federal Financial Corporation ("Parent") as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, to the extent permitted by law, the business of the Bank and Parent. The Employee's other duties shall be such as the Board of Directors for the Bank (the "Board of Directors") may from time to time reasonably direct, including normal duties as an officer of the Bank.

      2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $203,000 per annum, payable in cash not less frequently than monthly; provided, that the rate of such salary shall be reviewed by the Board of Directors not less often than annually, and Employee shall be entitled to receive annually an increase at such percentage or in such an amount as the Board of Directors in its sole discretion may decide at such time.

      3. (a) Participation in Retirement and Medical Plans. The Employee shall be entitled to participate in any plan of the Bank relating to pension, profit-sharing, or other retirement benefits and medical coverage or reimbursement plans that the Bank may adopt for the benefit of its employees. Additionally, Employee's dependent family shall be eligible to participate in medical and dental insurance plans sponsored by the Bank or Parent. The cost of premiums for participation in the medical coverage or reimbursement plan for the Employee and such dependent family shall be 100% paid by the Bank and 0% paid by the Employee.

      (b) Employee Benefits; Expenses. The Employee shall be eligible to participate in any fringe benefits which may be or may become applicable to the Bank's senior management employees, including by example, participation in any stock option or incentive plans adopted by the Board of Directors of Bank or Parent, club memberships, a reasonable expense account, an appropriate automobile allowance, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Bank shall reimburse Employee for all reasonable out-of-pocket expenses which Employee shall incur in connection with his service for the Bank.

      4. Term. The term of employment of Employee under this Agreement shall be for the period commencing on the Effective Date and ending twenty-four (24) months thereafter. Additionally, on each annual anniversary date from the Effective Date, the term of employment under this Agreement shall be extended for an additional one year period beyond the then effective expiration date upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board, and that the term of such Agreement shall be extended. To the extent possible, the Board shall furnish the Employee with not less than sixty (60) days notice of any intention not to renew such Agreement.

      5.    Loyalty; Noncompetition.
            -----------------------

      (a) The Employee shall devote his full time and attention to the performance of his employment under this Agreement. During the term of Employee's employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank or Parent.

      (b) Nothing contained in this Paragraph 5 shall be deemed to prevent or limit the right of Employee to invest in the capital stock or other securities of any business dissimilar from that of the Bank or Parent, or, solely as a passive or minority investor, in any business.

      (c) For a period of twelve (12) months following the voluntarily termination by Employee of his employment hereunder, other than pursuant to
Section 11(b) of this Agreement, Employee will not accept employment with any financial institution or entity offering similar products and services as the Bank within the geographic area generally known as Hampton Roads, Virginia.

      6. Standards. The Employee shall perform his duties under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board of Directors. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

      7. Vacation and Sick Leave. At such reasonable times as the Board of Directors shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, with all such voluntary absences to count as vacation time; provided that:

      (a) The Employee shall be entitled to annual vacation leave in accordance with the policies as are periodically established by the Board of Directors for senior management employees of the Bank.

      (b) The Employee shall not be entitled to receive any additional compensation from the Bank on account of his failure to take vacation leave and Employee shall not be entitled to accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board of Directors for senior management employees of the Bank.

      (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board of Directors in its discretion may determine. Further, the Board of Directors shall be entitled to grant to the Employee a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board of Directors in its discretion may determine.

      (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board of Directors for senior management employees of the Bank. In the event that any sick leave benefit shall not have been used during any year, such leave shall accrue to subsequent years only to the extent authorized by the Board of Directors for employees of the Bank.

      8.    Termination and Termination Pay.
            -------------------------------

      The Employee's employment under this Agreement shall be terminated upon any of the following occurrences:

      (a) The death of the Employee during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the third calendar month subsequent to the month in which Employee's death shall have occurred.

      (b) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Board of Directors other than termination for Just Cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement, except as specified at Section 8(c) hereinafter. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, an extreme fiscal exigency affecting the Bank (such as insolvency) or material breach of any provision of the Agreement.

      (c) Except as provided pursuant to Section 11 herein, in the event Employee's employment under this Agreement is terminated by the Board of Directors without Just Cause, the Bank shall be obligated to continue to pay the Employee the salary provided pursuant to Section 2 herein, for a period of twelve (12) months thereafter, without regard to the term of this Agreement. Additionally, Employee shall be compensated or reimbursed for the cost of Employee obtaining all health, life, disability, and other benefits which the Employee and his dependents would be eligible to participate in for a period of one-year based upon the benefit levels substantially equal to those being provided Employee at the date of termination of employment. At the election of the Employee, such compensation to be paid hereunder shall be paid in a lump-sum amount within 30 days of such termination discounted in accordance with Section 11(a) herein; in which case the benefit continuations noted above shall not be applicable, except to the extent as may be required by law or the policies of the Savings Bank.

      (d) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

      (e) If the Bank is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

      (f) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

      (g) The voluntary termination by the Employee during the term of this Agreement with the delivery of no less than 60 days written notice to the Board of Directors, other than pursuant to Section 11(b), in which case the Employee shall be entitled to receive only the compensation, vested rights, and all employee benefits up to the date of such termination.

      (h) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder.

      9. Suspension of Employment. If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall, (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate any of its obligations which were suspended.

      10. Disability. If the Employee shall become disabled or incapacitated to the extent that he is unable to perform his duties hereunder, by reason of medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall nevertheless continue to receive the compensation and benefits which may be payable to Employee under the provisions of disability insurance coverage in effect for Bank employees and any payments under the Federal Social Security Act, but in no event less than 100% of pay for a period of 12 months and 65% for the remainder of the term of the Agreement, if applicable. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated as of the date of commencement of such activities. In the event that the Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Paragraph 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

      11.   Change in Control.
            -----------------

      (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Employee's employment under this Agreement, absent Just Cause, in connection with, or within twenty-four (24) months after, any change in control of the Bank or Parent, Employee shall be paid an amount equal the product of 2.99 times the Employee's prior calendar year's cash compensation paid as reflected on Form W-2, excluding any commission payments paid, but in no event in an amount in excess of the product of 2.99 times the Employee's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder. Said sum shall be paid, at the option of Employee, either in one (1) lump sum within thirty (30) days of such termination discounted to the present value of such payment using as the discount rate the "prime rate" as published in the Wall Street Journal Eastern Edition as of the date of such payment, or in periodic payments over the next 36 months or the remaining term of this
Agreement whichever is less, as if Employee's employment had not been terminated, and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive under Section 8 of this Agreement. The term "control" shall refer to the ownership, holding or power to vote more than 25% of the Parent's or Bank's voting stock, the control of the election of a majority of the Parent's or Bank's directors, the exercise of a controlling influence over the management or policies of the Parent or Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

      (b) Notwithstanding any other provision of this Agreement to the contrary, Employee may voluntary terminate his employment under this Agreement within twenty-four (24) months following a change in control of the Bank or Parent, and Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence, or within ninety (90) days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five (35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Bank or Parent, Employee would be required to report to a person or persons other than the Board of the Bank; (iii) if the Bank or Parent should fail to maintain existing employee benefits plans, including material fringe benefit, stock option and retirement plans; (iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; (v) if Employee would not be elected or reelected to the Board of Directors of the Bank; or (vi) if Employee's responsibilities or authority have in any way been materially diminished or reduced.

      12.   Successors and Assigns.
            ----------------------

      (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank or Parent which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Parent.

      (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

      13. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

      14. Applicable Law. This agreement shall be governed by all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Virginia, except to the extent that Federal law shall be deemed to apply.

      15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

      16. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and first hereinabove written.


                                          FIRST COASTAL BANK



ATTEST:                             By:   /s/Charles P. Fletcher
                                          --------------------------------------
                                          Charles P. Fletcher, Chairman


/s/Allene S. Cheatham
-------------------------------
Secretary


WITNESS:

                                          /s/John A.B. Davies, Jr.
-------------------------------           --------------------------------------
                                          John A.B. Davies, Jr., Employee

                              EMPLOYMENT AGREEMENT
                              --------------------


      THIS AGREEMENT entered into this 31st day of December, 1997 ("Effective Date"), by and between First Coastal Bank (the "Bank") and John M. Chattleton (the "Employee").

      WHEREAS, the Employee has heretofore been employed by the Bank as Executive Vice President - Retail Administration and Lending and is experienced in all phases of the business of the Bank; and

      WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

      NOW, THEREFORE, it is AGREED as follows:

      1. Employment. The Employee is employed in the capacity as the Executive Vice President - Retail Administration and Lending of the Bank. The Employee shall render such administrative and management services to the Bank and Virginia Beach Federal Financial Corporation ("Parent") as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, to the extent permitted by law, the business of the Bank and Parent. The Employee's other duties shall be such as the Board of Directors for the Bank (the "Board of Directors") may from time to time reasonably direct, including normal duties as an officer of the Bank.

      2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $117,600 per annum, payable in cash not less frequently than monthly; provided, that the rate of such salary shall be reviewed by the Board of Directors not less often than annually, and Employee shall be entitled to receive annually an increase at such percentage or in such an amount as the Board of Directors in its sole discretion may decide at such time.

      3. (a) Participation in Retirement and Medical Plans. The Employee shall be entitled to participate in any plan of the Bank relating to pension, profit-sharing, or other retirement benefits and medical coverage or reimbursement plans that the Bank may adopt for the benefit of its employees. Additionally, Employee's dependent family shall be eligible to participate in medical and dental insurance plans sponsored by the Bank or Parent. The cost of premiums for participation in the medical coverage or reimbursement plan for the Employee and such dependent family shall be 100% paid by the Bank and 0% paid by the Employee.

      (b) Employee Benefits; Expenses. The Employee shall be eligible to participate in any fringe benefits which may be or may become applicable to the Bank's senior management employees, including by example, participation in any stock option or incentive plans adopted by the Board of Directors of Bank or Parent, club memberships, a reasonable expense account, an appropriate automobile allowance, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Bank shall reimburse Employee for all reasonable out-of-pocket expenses which Employee shall incur in connection with his service for the Bank.

      4. Term. The term of employment of Employee under this Agreement shall be for the period commencing on the Effective Date and ending twenty-four (24) months thereafter. Additionally, on each annual anniversary date from the Effective Date, the term of employment under this Agreement shall be extended for an additional one year period beyond the then effective expiration date upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board, and that the term of such Agreement shall be extended. To the extent possible, the Board shall furnish the Employee with not less than sixty (60) days notice of any intention not to renew such Agreement.

      5.    Loyalty; Noncompetition.
            -----------------------

      (a) The Employee shall devote his full time and attention to the performance of his employment under this Agreement. During the term of Employee's employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank or Parent.

      (b) Nothing contained in this Paragraph 5 shall be deemed to prevent or limit the right of Employee to invest in the capital stock or other securities of any business dissimilar from that of the Bank or Parent, or, solely as a passive or minority investor, in any business.

      (c) For a period of twelve (12) months following the voluntarily termination by Employee of his employment hereunder, other than pursuant to
Section 11(b) of this Agreement, Employee will not accept employment with any financial institution or entity offering similar products and services as the Bank within the geographic area generally known as Hampton Roads, Virginia.

      6. Standards. The Employee shall perform his duties under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board of Directors. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

      7. Vacation and Sick Leave. At such reasonable times as the Board of Directors shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, with all such voluntary absences to count as vacation time; provided that:

      (a) The Employee shall be entitled to annual vacation leave in accordance with the policies as are periodically established by the Board of Directors for senior management employees of the Bank.

      (b) The Employee shall not be entitled to receive any additional compensation from the Bank on account of his failure to take vacation leave and Employee shall not be entitled to accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board of Directors for senior management employees of the Bank.

      (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board of Directors in its discretion may determine. Further, the Board of Directors shall be entitled to grant to the Employee a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board of Directors in its discretion may determine.

      (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board of Directors for senior management employees of the Bank. In the event that any sick leave benefit shall not have been used during any year, such leave shall accrue to subsequent years only to the extent authorized by the Board of Directors for employees of the Bank.

      8.    Termination and Termination Pay.
            -------------------------------

      The Employee's employment under this Agreement shall be terminated upon any of the following occurrences:

      (a) The death of the Employee during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the third calendar month in which Employee's death shall have occurred.

      (b) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Board of Directors other than termination for Just Cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement, except as specified at Section 8(c) hereinafter. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, an extreme fiscal exigency affecting the Bank (such as insolvency) or material breach of any provision of the Agreement.

      (c) Except as provided pursuant to Section 11 herein, in the event Employee's employment under this Agreement is terminated by the Board of Directors without Just Cause, the Bank shall be obligated to continue to pay the Employee the salary provided pursuant to Section 2 herein, for a period of twelve (12) months thereafter, without regard to the term of this Agreement. Additionally, Employee shall be compensated or reimbursed for the cost of Employee obtaining all health, life, disability, and other benefits which the Employee and his dependents would be eligible to participate in for a period of six months based upon the benefit levels substantially equal to those being provided Employee at the date of termination of employment. At the election of the Employee, such compensation to be paid hereunder shall be paid in a lump-sum amount within 30 days of such termination discounted in accordance with Section 11(a) herein; in which case the benefit continuations noted above shall not be applicable, except to the extent as may be required by law or the policies of the Savings Bank.

      (d) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

      (e) If the Bank is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

      (f) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

      (g) The voluntary termination by the Employee during the term of this Agreement with the delivery of no less than 60 days written notice to the Board of Directors, other than pursuant to Section 11(b), in which case the Employee shall be entitled to receive only the compensation, vested rights, and all employee benefits up to the date of such termination.

      (h) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder.

      9. Suspension of Employment. If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall, (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate any of its obligations which were suspended.

      10. Disability. If the Employee shall become disabled or incapacitated to the extent that he is unable to perform his duties hereunder, by reason of medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall nevertheless continue to receive the compensation and benefits which may be payable to Employee under the provisions of disability insurance coverage in effect for Bank employees and any payments under the Federal Social Security Act, but in no event less than 100% of pay for a period of 12 months and 60% for the remainder of the term of the Agreement, if applicable. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated as of the date of commencement of such activities. In the event that the Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Paragraph 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

      11.   Change in Control.
            -----------------

      (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Employee's employment under this Agreement, absent Just Cause, in connection with, or within twenty-four (24) months after, any change in control of the Bank or Parent, Employee shall be paid an amount equal the product of two times the Employee's prior calendar year's cash compensation paid as reflected on Form W-2, excluding any commission payments paid, but in no event in an amount in excess of the product of 2.99 times the Employee's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder. Said sum shall be paid, at the option of Employee, either in one (1) lump sum within thirty (30) days of such termination discounted to the present value of such payment using as the discount rate the "prime rate" as published in the Wall Street Journal Eastern Edition as of the date of such payment, or in periodic payments over the next 24 months or the remaining term of this
Agreement whichever is less, as if Employee's employment had not been terminated, and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive under Section 8 of this Agreement. The term "control" shall refer to the ownership, holding or power to vote more than 25% of the Parent's or Bank's voting stock, the control of the election of a majority of the Parent's or Bank's directors, or the exercise of a controlling influence over the management or policies of the Parent or Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

      (b) Notwithstanding any other provision of this Agreement to the contrary, Employee may voluntary terminate his employment under this Agreement within twenty-four (24) months following a change in control of the Bank or Parent, and Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence, or within ninety (90) days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five (35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Bank or Parent, Employee would be required to report to a person or persons other than the President of the Bank; (iii) if the Bank or Parent should fail to maintain existing employee benefits plans, including material fringe benefit, stock option and retirement plans; (iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; or (v) if Employee's responsibilities or authority have in any way been materially diminished or reduced.

      12.   Successors and Assigns.
            ----------------------

      (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank or Parent which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Parent.

      (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

      13. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

      14. Applicable Law. This agreement shall be governed by all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Virginia, except to the extent that Federal law shall be deemed to apply.

      15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

      16. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and first hereinabove written.


                                          FIRST COASTAL BANK



ATTEST:                             By:   /s/John A.B. Davies, Jr.
                                          --------------------------------------
                                          John A.B. Davies, Jr., President



/s/Allene S. Cheatham
---------------------------------
Secretary


WITNESS:

                                           /s/John M. Chattleton
--------------------------------           -------------------------------------
                                           John M. Chattleton, Employee

                              EMPLOYMENT AGREEMENT
                              --------------------


      THIS AGREEMENT entered into this 31st day of December, 1997 ("Effective Date"), by and between First Coastal Bank (the "Bank") and John M. Reddecliff (the "Employee").

      WHEREAS, the Employee has heretofore been employed by the Bank as Executive Vice President - Retail Administration and Lending and is experienced in all phases of the business of the Bank; and

      WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

      NOW, THEREFORE, it is AGREED as follows:

      1. Employment. The Employee is employed in the capacity as Executive Vice President--Chief Lending Officer of the Bank. The Employee shall render such administrative and management services to the Bank and Virginia Beach Federal Financial Corporation ("Parent") as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, to the extent permitted by law, the business of the Bank and Parent. The Employee's other duties shall be such as the Board of Directors and President and Chief Executive Officer of the Bank (the "Board of Directors") may from time to time reasonably direct, including normal duties as an officer of the Bank.

      2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $110,164 per annum, payable in cash not less frequently than monthly; provided, that the rate of such salary shall be reviewed by the Board of Directors not less often than annually, and Employee shall be entitled to receive annually an increase at such percentage or in such an amount as the Board of Directors in its sole discretion may decide at such time.

      3. (a) Participation in Retirement and Medical Plans. The Employee shall be entitled to participate in any plan of the Bank relating to pension, profit-sharing, or other retirement benefits and medical coverage or reimbursement plans that the Bank may adopt for the benefit of its employees. Additionally, Employee's dependent family shall be eligible to participate in medical and dental insurance plans sponsored by the Bank or Parent. The cost of premiums for participation in the medical coverage or reimbursement plan for the Employee and such dependent family shall be 100% paid by the Bank and 0% paid by the Employee.

      (b) Employee Benefits; Expenses. The Employee shall be eligible to participate in any fringe benefits which may be or may become applicable to the Bank's senior management employees, including by example, participation in any stock option or incentive plans adopted by the Board of Directors of Bank or Parent, club memberships, a reasonable expense account, an appropriate automobile allowance, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Bank shall reimburse Employee for all reasonable out-of-pocket expenses which Employee shall incur in connection with his service for the Bank.

      4. Term. The term of employment of Employee under this Agreement shall be for the period commencing on the Effective Date and ending twenty-four (24) months thereafter. Additionally, on each annual anniversary date from the Effective Date, the term of employment under this Agreement shall be extended for an additional one year period beyond the then effective expiration date upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board, and that the term of such Agreement shall be extended. To the extent possible, the Board shall furnish the Employee with not less than sixty (60) days notice of any intention not to renew such Agreement.

      5.    Loyalty; Noncompetition.
            -----------------------

      (a) The Employee shall devote his full time and attention to the performance of his employment under this Agreement. During the term of Employee's employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank or Parent.

      (b) Nothing contained in this Paragraph 5 shall be deemed to prevent or limit the right of Employee to invest in the capital stock or other securities of any business dissimilar from that of the Bank or Parent, or, solely as a passive or minority investor, in any business.

      (c) For a period of twelve (12) months following the voluntarily termination by Employee of his employment hereunder, other than pursuant to
Section 11(b) of this Agreement, Employee will not accept employment with any financial institution or entity offering similar products and services as the Bank within the geographic area generally known as Hampton Roads, Virginia.

      6. Standards. The Employee shall perform his duties under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board of Directors. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

      7. Vacation and Sick Leave. At such reasonable times as the Board of Directors shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, with all such voluntary absences to count as vacation time; provided that:

      (a) The Employee shall be entitled to annual vacation leave in accordance with the policies as are periodically established by the Board of Directors for senior management employees of the Bank.

      (b) The Employee shall not be entitled to receive any additional compensation from the Bank on account of his failure to take vacation leave and Employee shall not be entitled to accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board of Directors for senior management employees of the Bank.

      (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board of Directors in its discretion may determine. Further, the Board of Directors shall be entitled to grant to the Employee a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board of Directors in its discretion may determine.

      (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board of Directors for senior management employees of the Bank. In the event that any sick leave benefit shall not have been used during any year, such leave shall accrue to subsequent years only to the extent authorized by the Board of Directors for employees of the Bank.

      8.    Termination and Termination Pay.
            -------------------------------

      The Employee's employment under this Agreement shall be terminated upon any of the following occurrences:

      (a) The death of the Employee during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the third calendar month in which Employee's death shall have occurred.

      (b) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Board of Directors other than termination for Just Cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement, except as specified at Section 8(c) hereinafter. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, an extreme fiscal exigency affecting the Bank (such as insolvency) or material breach of any provision of the Agreement.

      (c) Except as provided pursuant to Section 11 herein, in the event Employee's employment under this Agreement is terminated by the Board of Directors without Just Cause, the Bank shall be obligated to continue to pay the Employee the salary provided pursuant to Section 2 herein, for a period of twelve (12) months thereafter, without regard to the term of this Agreement. Additionally, Employee shall be compensated or reimbursed for the cost of Employee obtaining all health, life, disability, and other benefits which the Employee and his dependents would be eligible to participate in for a period of six months based upon the benefit levels substantially equal to those being provided Employee at the date of termination of employment. At the election of the Employee, such compensation to be paid hereunder shall be paid in a lump-sum amount within 30 days of such termination discounted in accordance with Section 11(a) herein; in which case the benefit continuations noted above shall not be applicable, except to the extent as may be required by law or the policies of the Savings Bank.

      (d) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

      (e) If the Bank is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

      (f) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

      (g) The voluntary termination by the Employee during the term of this Agreement with the delivery of no less than 60 days written notice to the Board of Directors, other than pursuant to Section 11(b), in which case the Employee shall be entitled to receive only the compensation, vested rights, and all employee benefits up to the date of such termination.

      (h) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder.

      9. Suspension of Employment. If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall, (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate any of its obligations which were suspended.

      10. Disability. If the Employee shall become disabled or incapacitated to the extent that he is unable to perform his duties hereunder, by reason of medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall nevertheless continue to receive the compensation and benefits which may be payable to Employee under the provisions of disability insurance coverage in effect for Bank employees and any payments under the Federal Social Security Act, but in no event less than 100% of pay for a period of 12 months and 60% for the remainder of the term of the Agreement, if applicable. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated as of the date of commencement of such activities. In the event that the Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Paragraph 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

      11.   Change in Control.
            -----------------

      (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Employee's employment under this Agreement, absent Just Cause, in connection with, or within twenty-four (24) months after, any change in control of the Bank or Parent, Employee shall be paid an amount equal the product of two times the Employee's prior calendar year's cash compensation paid as reflected on Form W-2, excluding any commission payments paid, but in no event in an amount in excess of the product of 2.99 times the Employee's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder. Said sum shall be paid, at the option of Employee, either in one (1) lump sum within thirty (30) days of such termination discounted to the present value of such payment using as the discount rate the "prime rate" as published in the Wall Street Journal Eastern Edition as of the date of such payment, or in periodic payments over the next 24 months or the remaining term of this
Agreement whichever is less, as if Employee's employment had not been terminated, and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive under Section 8 of this Agreement. The term "control" shall refer to the ownership, holding or power to vote more than 25% of the Parent's or Bank's voting stock, the control of the election of a majority of the Parent's or Bank's directors, or the exercise of a controlling influence over the management or policies of the Parent or Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

      (b) Notwithstanding any other provision of this Agreement to the contrary, Employee may voluntary terminate his employment under this Agreement within twenty-four (24) months following a change in control of the Bank or Parent, and Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence, or within ninety (90) days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five (35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Bank or Parent, Employee would be required to report to a person or persons other than the President of the Bank; (iii) if the Bank or Parent should fail to maintain existing employee benefits plans, including material fringe benefit, stock option and retirement plans; (iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; or (v) if Employee's responsibilities or authority have in any way been materially diminished or reduced.

      12.   Successors and Assigns.
            ----------------------

      (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank or Parent which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Parent.

      (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

      13. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

      14. Applicable Law. This agreement shall be governed by all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Virginia, except to the extent that Federal law shall be deemed to apply.

      15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

      16. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and first hereinabove written.

                                          FIRST COASTAL BANK



ATTEST:                             By:   /s/John A.B. Davies, Jr.
                                          --------------------------------------
                                          John A.B. Davies, Jr., President

/s/Allene S. Cheatham
--------------------------------
Secretary


WITNESS:

                                          /s/John M. Reddecliff
--------------------------------          --------------------------------------
                                          John M. Reddecliff, Employee

                              EMPLOYMENT AGREEMENT
                              --------------------


      THIS AGREEMENT entered into this 31st day of December, 1997 ("Effective Date"), by and between First Coastal Bank (the "Bank") and Dennis R. Stewart (the "Employee").

      WHEREAS, the Employee has heretofore been employed by the Bank as Executive Vice President and Chief Financial Officer and is experienced in all phases of the business of the Bank; and

      WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

      NOW, THEREFORE, it is AGREED as follows:

      1. Employment. The Employee is employed in the capacity as the Executive Vice President and Chief Financial Officer of the Bank. The Employee shall render such administrative and management services to the Bank and Virginia Beach Federal Financial Corporation ("Parent") as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, to the extent permitted by law, the business of the Bank and Parent. The Employee's other duties shall be such as the Board of Directors for the Bank (the "Board of Directors") may from time to time reasonably direct, including normal duties as an officer of the Bank.

      2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $138,258 per annum, payable in cash not less frequently than monthly; provided, that the rate of such salary shall be reviewed by the Board of Directors not less often than annually, and Employee shall be entitled to receive annually an increase at such percentage or in such an amount as the Board of Directors in its sole discretion may decide at such time.

      3. (a) Participation in Retirement and Medical Plans. The Employee shall be entitled to participate in any plan of the Bank relating to pension, profit-sharing, or other retirement benefits and medical coverage or reimbursement plans that the Bank may adopt for the benefit of its employees. Additionally, Employee's dependent family shall be eligible to participate in medical and dental insurance plans sponsored by the Bank or Parent. The cost of premiums for participation in the medical coverage or reimbursement plan for the Employee and such dependent family shall be 100% paid by the Bank and 0% paid by the Employee.

      (b) Employee Benefits; Expenses. The Employee shall be eligible to participate in any fringe benefits which may be or may become applicable to the Bank's senior management employees, including by example, participation in any stock option or incentive plans adopted by the Board of Directors of Bank or Parent, club memberships, a reasonable expense account, an appropriate automobile allowance, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Bank shall reimburse Employee for all reasonable out-of-pocket expenses which Employee shall incur in connection with his service for the Bank.

      4. Term. The term of employment of Employee under this Agreement shall be for the period commencing on the Effective Date and ending twenty-four (24) months thereafter. Additionally, on each annual anniversary date from the Effective Date, the term of employment under this Agreement shall be extended for an additional one year period beyond the then effective expiration date upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board, and that the term of such Agreement shall be extended. To the extent possible, the Board shall furnish the Employee with not less than sixty (60) days notice of any intention not to renew such Agreement.

      5.    Loyalty; Noncompetition.
            -----------------------

      (a) The Employee shall devote his full time and attention to the performance of his employment under this Agreement. During the term of Employee's employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank or Parent.

      (b) Nothing contained in this Paragraph 5 shall be deemed to prevent or limit the right of Employee to invest in the capital stock or other securities of any business dissimilar from that of the Bank or Parent, or, solely as a passive or minority investor, in any business.

      (c) For a period of twelve (12) months following the voluntarily termination by Employee of his employment hereunder, other than pursuant to
Section 11(b) of this Agreement, Employee will not accept employment with any financial institution or entity offering similar products and services as the Bank within the geographic area generally known as Hampton Roads, Virginia.

      6. Standards. The Employee shall perform his duties under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board of Directors. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

      7. Vacation and Sick Leave. At such reasonable times as the Board of Directors shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, with all such voluntary absences to count as vacation time; provided that:

      (a) The Employee shall be entitled to annual vacation leave in accordance with the policies as are periodically established by the Board of Directors for senior management employees of the Bank.

      (b) The Employee shall not be entitled to receive any additional compensation from the Bank on account of his failure to take vacation leave and Employee shall not be entitled to accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board of Directors for senior management employees of the Bank.

      (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board of Directors in its discretion may determine. Further, the Board of Directors shall be entitled to grant to the Employee a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board of Directors in its discretion may determine.

      (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board of Directors for senior management employees of the Bank. In the event that any sick leave benefit shall not have been used during any year, such leave shall accrue to subsequent years only to the extent authorized by the Board of Directors for employees of the Bank.

      8.    Termination and Termination Pay.
            -------------------------------

      The Employee's employment under this Agreement shall be terminated upon any of the following occurrences:

      (a) The death of the Employee during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the third calendar month in which Employee's death shall have occurred.

      (b) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Board of Directors other than termination for Just Cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement, except as specified at Section 8(c) hereinafter. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, an extreme fiscal exigency affecting the Bank (such as insolvency) or material breach of any provision of the Agreement.

      (c) Except as provided pursuant to Section 11 herein, in the event Employee's employment under this Agreement is terminated by the Board of Directors without Just Cause, the Bank shall be obligated to continue to pay the Employee the salary provided pursuant to Section 2 herein, for a period of twelve (12) months thereafter, without regard to the term of this Agreement. Additionally, Employee shall be compensated or reimbursed for the cost of Employee obtaining all health, life, disability, and other benefits which the Employee and his dependents would be eligible to participate in for a period of six months based upon the benefit levels substantially equal to those being provided Employee at the date of termination of employment. At the election of the Employee, such compensation to be paid hereunder shall be paid in a lump-sum amount within 30 days of such termination discounted in accordance with Section 11(a) herein; in which case the benefit continuations noted above shall not be applicable, except to the extent as may be required by law or the policies of the Savings Bank.

      (d) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

      (e) If the Bank is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

      (f) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

      (g) The voluntary termination by the Employee during the term of this Agreement with the delivery of no less than 60 days written notice to the Board of Directors, other than pursuant to Section 11(b), in which case the Employee shall be entitled to receive only the compensation, vested rights, and all employee benefits up to the date of such termination.

      (h) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder.

      9. Suspension of Employment. If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall, (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate any of its obligations which were suspended.

      10. Disability. If the Employee shall become disabled or incapacitated to the extent that he is unable to perform his duties hereunder, by reason of medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall nevertheless continue to receive the compensation and benefits which may be payable to Employee under the provisions of disability insurance coverage in effect for Bank employees and any payments under the Federal Social Security Act, but in no event less than 100% of pay for a period of 12 months and 60% for the remainder of the term of the Agreement, if applicable. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated as of the date of commencement of such activities. In the event that the Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Paragraph 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

      11.   Change in Control.
            -----------------

      (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Employee's employment under this Agreement, absent Just Cause, in connection with, or within twenty-four (24) months after, any change in control of the Bank or Parent, Employee shall be paid an amount equal the product of two times the Employee's prior calendar year's cash compensation paid as reflected on Form W-2, excluding any commission payments paid, but in no event in an amount in excess of the product of 2.99 times the Employee's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder. Said sum shall be paid, at the option of Employee, either in one (1) lump sum within thirty (30) days of such termination discounted to the present value of such payment using as the discount rate the "prime rate" as published in the Wall Street Journal Eastern Edition as of the date of such payment, or in periodic payments over the next 24 months or the remaining term of this
Agreement whichever is less, as if Employee's employment had not been terminated, and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive under Section 8 of this Agreement. The term "control" shall refer to the ownership, holding or power to vote more than 25% of the Parent's or Bank's voting stock, the control of the election of a majority of the Parent's or Bank's directors, or the exercise of a controlling influence over the management or policies of the Parent or Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

      (b) Notwithstanding any other provision of this Agreement to the contrary, Employee may voluntary terminate his employment under this Agreement within twenty-four (24) months following a change in control of the Bank or Parent, and Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence, or within ninety (90) days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five (35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Bank or Parent, Employee would be required to report to a person or persons other than the President of the Bank; (iii) if the Bank or Parent should fail to maintain existing employee benefits plans, including material fringe benefit, stock option and retirement plans; (iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; or (v) if Employee's responsibilities or authority have in any way been materially diminished or reduced.

      12.   Successors and Assigns.
            ----------------------

      (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank or Parent which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Parent.

      (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

      13. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

      14. Applicable Law. This agreement shall be governed by all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Virginia, except to the extent that Federal law shall be deemed to apply.

      15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

      16. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and first hereinabove written.


                                          FIRST COASTAL BANK



ATTEST:                             By:   /s/John A.B. Davies, Jr.
                                          --------------------------------------
                                          John A.B. Davies, Jr., President

/s/Allene S. Cheatham
---------------------------------
Secretary


WITNESS:

                                          /s/Dennis R. Stewart
---------------------------------         --------------------------------------
                                          Dennis R. Stewart, Employee